SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (date of earliest event reported) January 26, 2007
VERAMARK TECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-13898	16-1192368

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3750 Monroe Avenue, Pittsford, New York 14534

(Address of Principal Executive Offices including zip code)
(585) 381-6000

(Registrant’s telephone number including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
The Board of Directors of the Registrant elected Martin F. LoBiondo, 43, Senior Vice President and an executive officer of the corporation on January 26, 2007. Mr. LoBiondo joined the Registrant in 2000. For the past five years he has served the Registrant in several engineering and development leadership capacities and most recently as Vice President of the Engineering and Development Division.
Item 7.01. Regulation FD Disclosure.
On January 26, 2007, the Registrant issued a press release which is attached hereto as Exhibit 99.1 announcing the election of Mr. LoBiondo as an officer and Senior Vice President and incorporated by reference herein.
Item 9.01. Financial Statements and Exhibits.
Exhibit 99.1 —Press Release of Veramark Technologies, Inc. dated January 26, 2007.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 26, 2007	Veramark Technologies, Inc. (Registrant)
By /s/ David G. Mazzella David G. Mazzella President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	Press Release dated January 26, 2007, issued by Veramark Technologies, Inc. (the “Registrant”).